UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2005

Hypercom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2851 West Kathleen Road, Phoenix, Arizona		85053
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-504-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in response to Item 5.02 is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 25, 2005, Hypercom Corporation (the "Company"), announced that it had appointed Thomas Liguori as Senior Vice President and Chief Financial Officer. Mr. Liguori will join the Company on November 14, 2004 and will replace Grant Lyon, who has been serving as the Company's interim Chief Financial Officer since March 2005. A copy of the press release announcing Mr. Liguori's appointment is attached hereto as Exhibit 99.1.

Mr. Liguori joins the Company from Iomega Corporation where he served as Chief Financial Officer. Mr. Liguori has also served as the Chief Financial Officer at Channell Commercial Corporation and Dole Europe, Dole Food Company's operations in Europe, Africa and the Middle East.

Pursuant to Mr. Liguori's offer of employment (the "Offer Letter"), Mr. Liguori will receive an annualized salary of $300,000 and will be eligible to receive bonus compensation if he achieves the annual performance goals established by the Board of Directors ("Board"), as determined by the Board. He will also receive 50,000 shares of restricted stock of the Company. These shares of restricted stock will vest 50% in 2006 and 50% in 2007, based on achievement of certain performance goals in each of those years. Mr. Liguori will also receive an option to purchase 100,000 shares of the Company's common stock, which will vest in equal installments over three years. Pursuant to the terms of the Offer Letter, the Company will provide relocation assistance to Mr. Liguori. The Offer Letter also contains a change of control provision that states if a change of control occurs within 36 months of Mr. Liguori's hire and Mr. Liguori resigns for good reason following a change of control, he will receive a payment equal to one year's base salary and the Company will pay Mr. Liguori's COBRA payments for 18 months. If the change of control occurs after 36 months of Mr. Liguori's hire, he will receive a payment equal to 6 months of his base salary and the Company will pay Mr. Liguori's COBRA payments for 18 months.

The Offer Letter is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

10.1 Offer Letter to Thomas Liguori from Hypercom Corporation dated October 3, 2005

99.1 Press release dated October 25, 2005 announcing the appointment of Thomas Liguori as Senior Vice President and Chief Executive Officer of Hypercom Corporation

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hypercom Corporation

October 25, 2005	By:	Douglas J. Reich

Name: Douglas J. Reich
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Offer Letter to Thomas Liguori as Senior Vice President and Chief Executive Officer of Hypercom Corporation
99.1	Press release dated October 25, 2005 announcing the appointment of Thomas Ligouri as Senior Vice President and Chief Executive Officer of Hypercom Corporation